UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-12

                   Home Federal Bancorp, Inc. of Louisiana
_____________________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies: _________

(2)   Aggregate number of securities to which transaction applies: ____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

(4)   Proposed maximum aggregate value of transaction: ________________________

(5)   Total fee paid __________________________________________________________

[ ]   Fee paid previously with preliminary materials: _________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid: _________________________________________________

(2)   Form, Schedule or Registration Statement No.: ___________________________

(3)   Filing Party: ___________________________________________________________

(4)   Date Filed:_________________________________________




                 [HOME FEDERAL BANCORP, INC. OF LOUISIANA]








                                                             November 16, 2005


Dear Shareholder:

     You are cordially invited to attend the first annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana, our first meeting of shareholders since the conversion and reorganization of Home Federal Savings and Loan Association. The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, December 14, 2005 at 10:00 a.m., Central Time.

     At the annual meeting, you will be asked to elect three directors for three year terms and ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2006. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

                                   Very truly yours,

                                   /s/Daniel R. Herndon
                                   Daniel R. Herndon
                                   President and Chief Executive Officer





_____________________________________________________________________________

                   HOME FEDERAL BANCORP, INC. OF LOUISIANA
                             624 Market Street
                        Shreveport, Louisiana 71101
                              (318) 222-1145
_____________________________________________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________________________________

TIME.................  10:00 a.m., Central Time, Wednesday, December 14, 2005

PLACE................  Home Federal Bancorp, Inc. of Louisiana
                       624 Market Street
                       Shreveport, Louisiana

ITEMS OF BUSINESS....  (1)  To elect three directors for a three-year term expiring in 2008 and until their successors are elected and qualified;

                       (2) To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2006; and

                       (3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE..........  Holders of Home Federal Bancorp common stock of record at the close of business on November 4, 2005 are entitled to vote at the meeting.

ANNUAL REPORT........  Our 2005 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING.........  It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/DeNell W. Mitchell
                       DeNell W. Mitchell
                       Corporate Secretary



Shreveport, Louisiana
November 16, 2005
_____________________________________________________________________________


_____________________________________________________________________________

                           TABLE OF CONTENTS
_____________________________________________________________________________
                                                                         Page
                                                                         ____

About the Annual Meeting of Shareholders.................................   1

Information with Respect to Nominees for Director, Continuing

 Directors and Executive Officers........................................   3

   Election of Directors (Proposal One)..................................   3

   Members of the Board of Directors Continuing in Office................   4

   Executive Officer Who Is Not Also a Director..........................   4

   Director Nominations..................................................   4

   Committees and Meetings of the Board of Directors.....................   4

   Directors' Attendance at Annual Meetings..............................   5

   Directors' Compensation...............................................   5

Report of the Audit Committee............................................   5

Management Compensation..................................................   6

   Summary Compensation Table............................................   6

   Indebtedness of Management and Related Party Transactions.............   6

Beneficial Ownership of Common Stock by Certain Beneficial Owners and

 Management..............................................................   7

   Section 16(a) Beneficial Ownership Reporting Compliance...............   8

Ratification of Appointment of Independent Registered Public Accounting

 Firm (Proposal Two).....................................................   8

   Audit Fees............................................................   8

Shareholder Proposals, Nominations and Communications with the Board of

 Directors...............................................................   9

Annual Reports...........................................................  10

Other Matters............................................................  10




Appendix A - Audit Committee Charter..................................... A-1





                              PROXY STATEMENT
                                    OF
                  HOME FEDERAL BANCORP, INC. OF LOUISIANA
                           _____________________

_____________________________________________________________________________

                  ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________________________________

     This proxy statement is furnished to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the parent holding company of Home Federal Savings and Loan Association. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at our main office at 624 Market Street, Shreveport, Louisiana, on Wednesday, December 14, 2005 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about November 16, 2005.

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, November 4, 2005, are entitled to vote at the meeting. On the record date, we had 3,558,958 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.






                                     1



Can I change my vote after I return my proxy card?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     *    First, you may send a written notice to our Corporate
          Secretary, Ms. DeNell W. Mitchell, Home Federal
          Bancorp, Inc. of Louisiana, 624 Market Street,
          Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

     * Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2006.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The three nominees for director receiving the most "for" votes will be elected directors. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for fiscal 2006. Abstentions are considered in determining the presence of a quorum and will count as a vote against the proposal to ratify the appointment of the independent registered public accounting firm.





                                     2


     As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Home Federal Mutual Holding Company of Louisiana owns a majority of our outstanding common stock. The Mutual Holding Company intends to vote all of the shares it owns for the nominees for director and for the ratification of the appointment of LaPorte Sehrt Romig & Hand, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.
_____________________________________________________________________________

        INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                      DIRECTORS AND EXECUTIVE OFFICERS
_____________________________________________________________________________

Election of Directors (Proposal One)

     Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. One class shall be elected annually. At this meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2008 and until their successors are elected and qualified.

     Our Board of Directors has recommended the re-election of Messrs. Humphrey, York and David Herndon as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers and Sidney York and Amos Wedgeworth Jr., who are brothers-in-law. Shareholders are not permitted to use cumulative voting for the election of directors.
Our Board of Directors has determined that Messrs. Colquitt, Hearne, Humphrey, Lawrence, Wedgeworth and York are independent directors as defined in the Nasdaq listing standards.

     Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Home Federal Savings and Loan Association. The indicated period of service as a director includes service as a director of Home Federal Savings and Loan Association prior to the organization of Home Federal Bancorp in 2005. Ages are reflected as of June 30, 2005.

         Nominees for Director for Three-Year Terms Expiring in 2008

                                 Position with Home Federal Bancorp and        Director
      Name             Age   Principal Occupation During the Past Five Years     Since
____________________  _____  _______________________________________________   ________

David A. Herndon III   68          Director.  Retired geologist.                 1998

Woodus K. Humphrey     65          Director.  Insurance executive,               2001
                                   Woodus Humphrey Insurance, Inc.,
                                   Shreveport, Louisiana.

Sidney D. York         77          Director.  Retired as Chairman of             1977
                                   Home Federal Savings and Loan in
                                   January 1998 and as President in
                                   September 1993.

The Board of Directors recommends that you vote FOR election of the nominees for director.



                                     3



Members of the Board of Directors Continuing in Office

                    Directors Whose Terms Expire in 2006


                                    Position with Home Federal Bancorp and        Director
      Name                Age   Principal Occupation During the Past Five Years     Since
____________________     _____  _______________________________________________   ________

Henry M. Hearne           65          Director.  Self employed in the               2000
                                      fields of investments and farming.

Clyde D. Patterson        63          Director.  Executive Vice President           1990
                                      of Home Federal Savings and Loan
                                      and Home Federal Bancorp since
                                      September 1993 and January 2005,
                                      respectively.

Amos L. Wedgeworth, Jr.   79          Director.  Retired physician.                 1980



                    Directors Whose Terms Expire in 2007



                                    Position with Home Federal Bancorp and        Director
      Name                Age   Principal Occupation During the Past Five Years     Since
____________________     _____  _______________________________________________   ________


Walter T. Colquitt III    60          Director.  Dentist, Shreveport,               1993
                                      Louisiana.

Daniel R. Herndon         65          Chairman of the Board of Directors            1980
                                      of Home Federal Savings and Loan
                                      since January 1998.  President and
                                      Chief Executive Officer of Home
                                      Federal Savings and Loan since
                                      September 1993.  Chairman,
                                      President and Chief Executive
                                      Officer of Home Federal Bancorp
                                      since 2005.

Scott D. Lawrence         59          Director.  President of                       1994
                                      Southwestern Wholesale, Shreveport,
                                      Louisiana since 1980.

Executive Officer Who is Not Also A Director

     DeNell W. Mitchell, age 49 years, has served as the Vice President and Senior Lending Officer of Home Federal Savings and Loan since 1993 and Secretary-Treasurer since 2004. Ms. Mitchell has served as Vice President and Corporate Secretary of Home Federal Bancorp since 2005.

Director Nominations

     Nominations for director of Home Federal Bancorp are made by the full Board of Directors which acts as the nominating committee pursuant to our federal stock Bylaws. The Board of Directors will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Committees and Meetings of the Board of Directors

     During the fiscal year ended June 30, 2005, the Board of Directors of Home Federal Bancorp met 12 times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.



                                     4



     The compensation levels of the Chief Executive Officer and the other officers are determined by the full Board of Directors. Messrs. Daniel Herndon and Clyde Patterson do not participate in discussions of their own compensation.

     Audit Committee. The Board of Directors of Home Federal Bancorp has established an Audit Committee consisting of Messrs. Hearne, Lawrence and David Herndon. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-KSB and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission, except for David Herndon, who is the brother of Daniel Herndon.
The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit
Committee met one time in fiscal 2005. The Audit Committee charter as presently in effect is attached hereto as Appendix A.

Directors' Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so.

Directors' Compensation

     We do not pay separate compensation to directors for their service on the Board of Directors of Home Federal Bancorp. Members of Home Federal Savings and Loan's Board of Directors receive $600 per regular Board meeting and $50 per committee meeting, only if attended. The members of the Board may also receive bonuses in June and December of each year which ranged from $900 to $1,000 in fiscal 2005. Board fees are subject to periodic adjustment by the Board of Directors.

_____________________________________________________________________________

                       REPORT OF THE AUDIT COMMITTEE
_____________________________________________________________________________

     The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Home Federal Saving and Loan and Home Federal Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

     The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management. The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte Sehrt Romig and Hand, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with LaPorte Sehrt Romig & Hand, the independent auditor's



                                     5




independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-KSB for fiscal year 2005 for filing with the Securities and Exchange Commission.

                                   Henry M. Hearne
                                   David A. Herndon III
                                   Scott D. Lawrence

_____________________________________________________________________________

                           MANAGEMENT COMPENSATION
_____________________________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Home Federal Savings and Loan (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2005 and 2004 to the President and Chief Executive Officer and the other executive officer of Home Federal Savings and Loan during fiscal 2005 whose salary plus bonus exceeded $100,000. Home Federal Bancorp has not paid separate cash compensation to its officers and directors.

                                           Annual Compensation(1)
                                  Fiscal   ______________________     Other
 Name and Principal Position       Year      Salary      Bonus     Compensation
_______________________________  ________  __________  __________  ____________

Daniel R. Herndon                  2005     $130,350    $13,035      $17,703(2)
  President and Chief Executive    2004      128,304     12,665       16,798
   Officer
Clyde D. Patterson                 2005     $103,700    $10,370      $15,944(2)
  Executive Vice President         2004      102,085     10,070       14,625

___________________

(1) Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Herndon. The costs to Home Federal Savings and Loan of providing such benefits during fiscal 2004 did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of the individual executive officer.

(2) Includes contributions by Home Federal Savings and Loan of $8,603 and $6,844 to the accounts of Messrs. Herndon and Patterson, respectively, under the Home Federal Savings and Loan 401(k) Plan during fiscal 2005 and $9,100 in directors' fees paid to each individual during fiscal 2005.

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, Home Federal Savings and Loan offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.







                                     6

_____________________________________________________________________________

     BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
                             AND MANAGEMENT
_____________________________________________________________________________

     The following table sets forth as of November 4, 2005, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Home Federal Bancorp, (iii) certain executive officers of Home Federal Bancorp; and (iv) all directors and executive officers of Home Federal Bancorp as a group.


                Name of Beneficial                           Amount and Nature of
                Owner or Number of                         Beneficial Ownership as of     Percent of
                 Persons in Group                            November 4, 2005(1)         Common Stock
_______________________________________________________  ____________________________   _____________
Home Federal Mutual Holding Company of Louisiana.......         2,135,375                   60.0%
    624 Market Street
    Shreveport, Louisiana 71101
Directors:
    Walter T. Colquitt III.............................             3,089(2)                 *
    Henry M. Hearne....................................            17,989(2)(3)              *
    Daniel R. Herndon..................................            35,430(2)(4)              1.0
    David A. Herndon III...............................            21,989(2)(5)              *
    Woodus K. Humphrey.................................            12,989(2)                 *
    Scott D. Lawrence..................................            12,989(2)(6)              *
    Clyde D. Patterson.................................            14,300(2)(7)              *
    Amos L. Wedgeworth, Jr.............................             3,989(2)                 *
    Sidney D. York.....................................             4,489(2)                 *

All Directors and Executive Officers
  as a Group (10 persons)..............................           116,640(2)                 2.2%

___________________
*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes a total of 49,815 shares over which the directors and executive officers as a group (10 persons) have voting power which have been granted pursuant to the 2005 Recognition and Retention Plan and are held in the associated trust. Individually, each director has been allocated 2,989 of such shares and Messrs. Daniel Herndon and Clyde Patterson have been allocated 17,430 and 9,300 shares, respectively.

(3) Includes 5,000 shares held by Mr. Hearne's spouse and 10,000 shares held by the Grand Bend Investments LLC, of which Mr. Hearne is a principal.

(4) Includes 5,000 shares held in Home Federal Savings and Loan Association's 401(k) Plan for the benefit of Mr. Herndon and 13,000 shares held by Herndon Investment Company LLC over which Mr. Herndon disclaims beneficial ownership except with respect to his 50% ownership interest therein.

(5) Includes 13,000 shares held by Herndon Investment Company LLC, of which Mr. Herndon is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(6)  Includes 5,000 shares held in Mr. Lawrence's individual retirement account.

(7) The 5,000 shares are held in Home Federal Savings and Loan Association's 401(k) Plan for the benefit of Mr. Patterson.



                                     7



Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than Home Federal Mutual
Holding Company.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

_____________________________________________________________________________

                       RATIFICATION OF APPOINTMENT OF
        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)
_____________________________________________________________________________

     The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2006, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

     We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence. In fiscal 2005 and 2004, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings. The Audit Committee believes that LaPorte Sehrt Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2006.

Audit Fees

     The following table sets forth the aggregate fees paid by us to LaPorte Sehrt Romig & Hand for professional services rendered by LaPorte Sehrt Romig & Hand in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2005 and 2004, as well as the fees paid by us to LaPorte Sehrt Romig & Hand for audit-related services, tax services and all other services rendered by LaPorte Sehrt Romig & Hand to us during fiscal 2005 and 2004.




                                     8



                                            Year Ended June 30,
                                          ______________________
                                             2005        2004
                                          __________   _________

Audit fees (1).........................     $53,070     $72,005
Audit-related fees.....................          --          --
Tax fees...............................          --          --
All other fees.........................          --          --
                                             ______      ______
 Total.................................     $53,070     $72,005
                                             ======      ======
___________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission. Audit fees for fiscal 2005 include fees incurred in connection with the provision of a comfort letter for our initial public offering prospectus.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of LaPorte Sehrt Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

_____________________________________________________________________________

            SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                        WITH THE BOARD OF DIRECTORS
_____________________________________________________________________________

     Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is scheduled to be held in November or December 2007, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than July 19, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 15 of Home Federal Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices five days before the date of the annual meeting. The notice must include the information required by Article II, Section 15 of our Bylaws.

     Shareholder Nominations. Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article II, Section 14 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of


                                     9



the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders five days before the date of the annual meeting.

     Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.
Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.
_____________________________________________________________________________

                             ANNUAL REPORTS
_____________________________________________________________________________

     A copy of Home Federal Bancorp's Annual Report for the year ended June 30, 2005 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any shareholder a copy of the Form 10-KSB for the year ended June 30, 2005 and exhibits to the Annual Report on Form 10-KSB. Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc.,
624 Market Street, Shreveport, Louisiana 71101.

_____________________________________________________________________________

                             OTHER MATTERS
_____________________________________________________________________________

     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Home Federal Bancorp. Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.














                                     10




                                                                    Appendix A


                   HOME FEDERAL BANCORP, INC. OF LOUISIANA

                           AUDIT COMMITTEE CHARTER
                             (as of May 11, 2005)

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors
(the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     * Appoint the Company's independent registered public accounting firm.

     * Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting, legal, and regulatory compliance as prepared by management and reviewed by the Company's independent registered public accounting firm.

     * Monitor the qualifications, independence, and performance of the Company's independent registered public accounting firm.

     * Provide an avenue of communication among the Company's independent registered public accounting firm, management and the Board.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company's independent registered public accounting firm as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, independent counsel and other advisers or experts as it deems necessary to carry out its duties.

     The Audit Committee shall be directly responsible for appointing, determining compensation of, and overseeing the Company's independent registered public accounting firm in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") and section 10A(m)2 of the Securities Exchange Act of 1934 as amended (the "Exchange Act").

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the applicable requirements of the Securities and Exchange Commission ("SEC"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the rules of the SEC, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company or any parent or subsidiary, other than payment for Board or committee service. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the Company's independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent registered public accounting firm no less than quarterly to review the Company's financial statements and significant findings based upon the limited review procedures conducted by the Company's independent registered public accounting firm. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent registered public accounting firm prior to their release. The Committee shall maintain written minutes of its meetings, which will be filed with the minutes of the Board.

III. Audit Committee Responsibilities and Duties

Review Procedures
_________________

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements including disclosures within "Management's Discussion and Analysis or Plan of Operation," prior to filing or distribution. Review should include discussion with management and the independent registered public accounting firm of significant issues regarding accounting principles including critical accounting policies, practices, and judgments.

3. In consultation with the management, and the independent registered public accounting firm, consider significant financial risk exposures, including the effect of the regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent registered public accounting firm together with management's responses.

4. Review with management and the independent registered public accounting firm the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-QSB. Review with the Company's independent registered public accounting firm the results of such firm's review of the Company's quarterly financial statements and draft quarterly report on Form 10-QSB. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5. Review disclosures made by the CEO and the CFO during the Forms 10-KSB and 10-QSB certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Independent Registered Public Accounting Firm
_____________________________________________

6. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The independent registered public accounting firm shall report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the registered public accounting firm.

7. All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable.

     Exception - The pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non-audit services, if:

          (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount paid by the Company to its independent registered public accounting firm during the calendar year in which the non-audit services are provided;

          (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

          (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

     Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

     The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC.

8. On an annual basis, review and discuss with the independent registered public accounting firm all significant relationships they have with the Company that could impair such firm's independence. Consider whether the provision of any non-audit services by the independent registered public accounting firm is compatible with maintaining the auditor's independence.

9. Review the independent registered public accounting firm's audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent registered public accounting firm including any audit problems or difficulties and management's responses. Discuss any matters required to be communicated to audit committees in accordance with AICPA SAS No. 61 (as amended by SAS No. 90) and obtain the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.

11. Consider the independent registered public accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent registered public accounting firm containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management and the potential ramifications of using those alternatives, and (c) other written communications provided by the independent registered public accounting firm to management, e.g., a management letter and schedule of unadjusted registered public accounting firm differences.

12. Ensure no former upper level employees of the independent registered public accounting firm who could influence the independent registered public accounting firm serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

13. Inquire of the independent registered public accounting firm whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by the Act and the provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated there under.

14. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated thereunder, including, but not limited to, Regulation S-X of the SEC.

15. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent registered public accounting firm.

Other Audit Committee Responsibilities
______________________________________

16. Annually prepare a report to shareholders as required by the SEC. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements should be included in the Company's annual report to shareholders.

17. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

18. Review and approve all related-party transactions, as described in Item 404 of Regulation S-B of the SEC's rules (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

19. Perform any other activities consistent with this Charter, the Company's Charter and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

20. Review the process for communicating and compliance with the Company's "Code of Conduct" to all employees as detailed in the Employee Handbook. This "Code" also includes the "Whistleblower Procedures," which details procedures for reporting violations of the Code of Conduct.

21. Review with management, and the independent registered public accounting firm the adequacy of the Company's internal controls.

22. Review with management the scope and results of management's evaluation of disclosure controls and assessment of internal controls over financial reporting including the related certifications to be included in the Company's periodic reports filed with the SEC.

23. Review with the Company's independent registered public accounting firm the scope and results of their review of management's assessment of internal controls over financial reporting.

[X] Please Mark Votes   HOME FEDERAL BANCORP, INC. OF LOUISIANA  REVOCABLE PROXY
    As in This Example       ANNUAL MEETING OF SHAREHOLDERS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2005 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. held of record by the undersigned on November 4, 2005 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, December 14, 2005, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]   FOR            [ ]   WITHHOLD            [ ]   FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2008: David A. Herndon III, Woodus K. Humphrey and Sidney D. York

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2006.

     [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     The undersigned hereby acknowledges receipt of the Notice of Annual Special Meeting of Shareholders of Home Federal Bancorp, Inc. of Louisiana and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2005, prior to the signing of this proxy.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                      __________________________________
Please be sure to sign and date       | Date                            |
 this Proxy in the box below.         |                                 |
________________________________________________________________________
|                                                                       |
|                                                                       |
|                                                                       |
_____ Shareholder sign above  _____  Co-holder (if any) sign above  ____




-----------------------------------------------------------------------------
  ^                                                                      ^

  Detach above card, sign, date and mail in postage paid envelope provided.

                   HOME FEDERAL BANCORP, INC. OF LOUISIANA

_____________________________________________________________________________

                             PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________



                  HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
                 EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                          VOTING INSTRUCTION BALLOT
                            ____________________

                  HOME FEDERAL BANCORP, INC. OF LOUISIANA
                       ANNUAL MEETING OF SHAREHOLDERS
                            ____________________

[X]  Please Mark Votes
As in This Example

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account as of November 4, 2005 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, December 14, 2005, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]    FOR         [ ]    WITHHOLD         [ ]    FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2008: David A. Herndon III, Woodus K. Humphrey and Sidney D. York

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2006.

     [ ]    FOR         [ ]    AGAINST          [ ]    ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2005 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

                               _____________________
Please be sure to sign and    | Date                |
     date this Card.          |                     |
______________________________|_____________________|
                                                    |
                                                    |
                                                    |
____  Participant sign above _______________________|



                   [HOME FEDERAL BANCORP, INC. OF LOUISIANA]




November 16, 2005



To: Participants in the Home Federal Savings and Loan Association Employees Savings and Profit Sharing Plan (the "401(k) Plan")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot. In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than December 7, 2005. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.

Please return all your voting material so that all your shares may be voted.

                                   Sincerely,


                                   /S/ Daniel R. Herndon
                                   Daniel R. Herndon
                                   President